EXHIBIT 99.1
A10 Networks Reports Financial Results for the Second Quarter of 2025

Company Grows Revenue and Earnings Per Share;
Cybersecurity and AI Tailwinds Reinforce Strategic Positioning

SAN JOSE, Calif., August 5, 2025 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its second quarter ended June 30, 2025.

Second Quarter 2025 Financial Summary

•Revenue of $69.4 million, up 15% year-over-year compared to $60.1 million in the second quarter of 2024. Revenue for the first six months of 2025 was $135.5 million compared to $120.8 million for the first six months of 2024, an increase of approximately 12%.

•GAAP gross margin of 78.9%; non-GAAP gross margin of 80.0%.

•GAAP net income of $10.5 million (15.2% of revenue), or $0.14 per diluted share, compared to net income of $9.5 million (15.8% of revenue), or $0.13 per diluted share, in the second quarter of 2024.

•Non-GAAP net income of $15.5 million (22.3% of revenue), or $0.21 per diluted share, compared to non-GAAP net income of $13.2 million (22.0% of revenue), or $0.18 per diluted share in the second quarter of 2024.

•The Company returned $8.3 million to investors, having repurchased 229 thousand shares at an average price of $17.22 for a total of $3.9 million and having paid $4.3 million in cash dividends in the quarter. The Company has $71.1 million remaining on its $75.0 million share repurchase authorization.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable September 2, 2025 to stockholders of record at the close of business on August 15, 2025.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“Demand for our security and infrastructure solutions continues to grow as end markets normalized compared to same period last year, driving year-over-year revenue growth,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “The second quarter benefited from improving demand from data center expansions and AI infrastructure investments. This includes the recent selection of A10 by global leaders in AI data centers, which serves as an important validation of our security-led innovation and growing relevance in AI-centric environments.”

“A10 maintains strong operational discipline, effectively translating revenue growth into improved profitability and cash flow,” continued Trivedi. “We achieved expansion in both GAAP and non-GAAP net margins, grew earnings per share, and delivered robust cash flow from operations. We expect operating leverage to remain a key advantage moving forward.”

“The strength of our business model and customer intimacy, combined with favorable market dynamics in AI and cybersecurity, positions A10 to deliver long-term value as we continue to navigate evolving market conditions,” said Trivedi. “We remain focused on disciplined execution to drive sustained top- and bottom-line growth.”

Conference Call

Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, August 5, 2025, to discuss these results. Interested parties may access the conference call by dialing (888) 506-0062 (toll-free) or (973) 528-0011 (international) and referencing access code: 117352.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for one year. A telephonic replay of the conference call will be available until August 19, 2025 and may be accessed by dialing (877) 481-4010 (toll-free) or (919) 882-2331 (international) and entering the passcode: 52680.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments, strategy, positioning, demand, growth rate, margin profile, operating leverage, profitability and return of capital. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2025. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one-time legal expense, (v) tax planning expense and (vi) income tax effect of non-GAAP items (i) to (v) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax and (ii) amortization of purchased intangible assets. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one-time legal expense and (v) tax planning expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one-time legal expense and (v) tax planning expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) acquisition-related expense, (vi) one-time legal expense and (vii) tax planning expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks

A10 Networks (NYSE: ATEN) provides security and infrastructure solutions for on-premises, hybrid cloud, and edge-cloud environments. Our 7000+ customers span global large enterprises and communications, cloud and web service providers who must ensure business-critical applications and networks are secure, available, and efficient. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net revenue:
Products	$39,173	$29,533	$75,152	$59,602
Services	30,210	30,563	60,368	61,169
Total net revenue	69,383	60,096	135,520	120,771
Cost of net revenue:
Products	8,197	6,813	15,460	13,612
Services	6,475	5,225	12,654	9,870
Total cost of net revenue	14,672	12,038	28,114	23,482
Gross profit	54,711	48,058	107,406	97,289
Operating expenses:
Sales and marketing	20,964	19,453	40,509	40,667
Research and development	16,256	14,737	32,156	28,800
General and administrative	7,180	5,952	15,652	12,693
Total operating expenses	44,400	40,142	88,317	82,160
Income from operations	10,311	7,916	19,089	15,129
Non-operating income (expense):
Interest income	2,994	1,761	4,784	3,442
Interest and other income (expense), net	(1,376)	1,306	(1,466)	3,632
Total non-operating income, net	1,618	3,067	3,318	7,074
Income before income taxes	11,929	10,983	22,407	22,203
Provision for income taxes	1,391	1,507	2,326	3,001
Net income	$10,538	$9,476	$20,081	$19,202
Net income per share:
Basic	$0.15	$0.13	$0.28	$0.26
Diluted	$0.14	$0.13	$0.27	$0.25
Weighted-average shares used in computing net income per share:
Basic	72,009	74,366	72,777	74,401
Diluted	73,117	75,497	74,109	75,432

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

GAAP net income	$10,538	$9,476	$20,081	$19,202
Non-GAAP items:
Stock-based compensation and related payroll tax	4,586	4,309	10,878	8,298
Acquisition-related expense	574	—	918	—
Amortization of purchased intangible assets	380	—	583	—
One-time legal expense	721	71	1,247	71
Tax planning expense	150	400	150	400
Income tax-effect of non-GAAP items	(1,496)	(1,046)	(3,369)	(2,017)
Total non-GAAP items	4,915	3,734	10,407	6,752
Non-GAAP net income	$15,453	$13,210	$30,488	$25,954

GAAP net income per share:
Basic	$0.15	$0.13	$0.28	$0.26
Diluted	$0.14	$0.13	$0.27	$0.25
Non-GAAP items:
Stock-based compensation and related payroll tax	0.06	0.05	0.15	0.11
Acquisition-related expense	0.01	—	0.01	—
Amortization of purchased intangible assets	0.01	—	0.01	—
One-time legal expense	0.01	—	0.02	—
Tax planning expense	—	0.01	—	0.01
Income tax-effect of non-GAAP items	(0.02)	(0.01)	(0.05)	(0.03)
Total non-GAAP items	0.07	0.05	0.14	0.09

Non-GAAP net income per share:
Basic	$0.21	$0.18	$0.42	$0.35
Diluted	$0.21	$0.18	$0.41	$0.34
Weighted average shares used in computing net income per share:
Basic	72,009	74,366	72,777	74,401
Diluted	73,117	75,497	74,109	75,432

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	As of June 30, 2025	As of December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$252,924	$95,129
Marketable securities	114,459	100,429
Accounts receivable, net of allowances of $357 and $465, respectively	52,364	76,687
Inventory	20,082	22,005
Prepaid expenses and other current assets	17,233	13,038
Total current assets	457,062	307,288
Property and equipment, net	44,458	39,142
Goodwill	15,070	1,307
Intangible assets, net	7,018	—
Deferred tax assets, net	62,362	62,364
Other non-current assets	21,945	22,714
Total assets	$607,915	$432,815
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,999	$12,542
Accrued and other liabilities	27,815	32,696
Deferred revenue, current	73,345	78,335
Total current liabilities	108,159	123,573
Deferred revenue, non-current	71,021	69,924
Long-term debt	218,086	—
Other non-current liabilities	6,661	7,489
Total liabilities	403,927	200,986

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 91,450 and 90,520 shares issued and 71,992 and 73,693 shares outstanding, respectively	1	1
Treasury stock, at cost: 19,458 and 16,827 shares, respectively	(231,965)	(180,992)
Additional paid-in-capital	520,524	508,387
Dividends paid	(64,172)	(55,417)
Accumulated other comprehensive income (loss)	(137)	194
Accumulated deficit	(20,263)	(40,344)
Total stockholders' equity	203,988	231,829
Total liabilities and stockholders' equity	$607,915	$432,815

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net income	$20,081	$19,202
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,077	5,507
Stock-based compensation	10,427	8,105
Other non-cash items	685	(403)
Changes in operating assets and liabilities:
Accounts receivable	24,031	16,695
Inventory	1,609	(3,318)
Prepaid expenses and other assets	(5,865)	(541)
Accounts payable	(6,379)	(2,859)
Accrued liabilities	(5,937)	3,640
Deferred revenue	(6,345)	(1,378)
Net cash provided by operating activities	39,384	44,650
Cash flows from investing activities:
Proceeds from sales of marketable securities	—	22,536
Proceeds from maturities of marketable securities	54,744	47,699
Purchases of marketable securities	(68,148)	(106,293)
Acquisition	(19,100)	—
Capital expenditures	(8,737)	(6,414)
Net cash used in investing activities	(41,241)	(42,472)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	1,710	1,854
Proceeds from the issuance of convertible notes	225,000	—
Payment of debt issuance costs	(7,330)	—
Repurchase of common stock	(50,973)	(14,876)
Payments for dividends	(8,755)	(8,943)
Net cash provided by (used in) financing activities	159,652	(21,965)
Net increase (decrease) in cash and cash equivalents	157,795	(19,787)
Cash and cash equivalents—beginning of period	95,129	97,244
Cash and cash equivalents—end of period	$252,924	$77,457

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$314	$1,628
Capital expenditures included in accounts payable	$289	$1,477

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

GAAP gross profit	$54,711	$48,058	$107,406	$97,289
GAAP gross margin	78.9%	80.0%	79.3%	80.6%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	502	563	1,148	1,034
Amortization of purchased intangible assets	281	—	431	—
Non-GAAP gross profit	$55,494	$48,621	$108,985	$98,323
Non-GAAP gross margin	80.0%	80.9%	80.4%	81.4%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

GAAP total operating expenses	$44,400	$40,142	$88,317	$82,160

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(4,084)	(3,746)	(9,730)	(7,264)
Acquisition-related expense	(210)	—	(554)	—
Amortization of purchased intangible assets	(99)	—	(152)	—
One-time legal expense	(721)	(71)	(1,247)	(71)
Tax planning expense	(150)	(400)	(150)	(400)
Non-GAAP total operating expenses	$39,136	$35,925	$76,484	$74,425

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

GAAP income from operations	$10,311	$7,916	$19,089	$15,129
GAAP operating margin	14.9%	13.2%	14.1%	12.5%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,586	4,309	10,878	8,298
Acquisition-related expense	210	—	554	—
Amortization of purchased intangible assets	380	—	583	—
One-time legal expense	721	71	1,247	71
Tax planning expense	150	400	150	400
Non-GAAP operating income	$16,358	$12,696	$32,501	$23,898
Non-GAAP operating margin	23.6%	21.1%	24.0%	19.8%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

GAAP net income	$10,538	$9,476	$20,081	$19,202
GAAP net income margin	15.2%	15.8%	14.8%	15.9%

Exclude: Interest and other income, net	(1,618)	(3,067)	(3,318)	(7,074)
Exclude: Depreciation and amortization	3,681	2,815	7,280	5,507
Exclude: Provision for income taxes	1,391	1,507	2,326	3,001
EBITDA	13,992	10,731	26,369	20,636
Exclude: Stock-based compensation and related payroll tax	4,586	4,309	10,878	8,298
Exclude: Acquisition-related expense	210	—	554	—
Exclude: One-time legal expense	721	71	1,247	71
Exclude: Tax planning expense	150	400	150	400
Adjusted EBITDA	$19,659	$15,511	$39,198	$29,405
Adjusted EBITDA margin	28.3%	25.8%	28.9%	24.3%